As filed with the Securities and Exchange Commission on March 3, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-21764

WINTERGREEN FUND, INC.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Richard J. Berthy, Principal Executive Officer

Trudance L.C. Bakke, Principal Financial Officer

Three Canal Plaza

Suite 100

Portland, ME 04101

207-553-7110

(Name and address of agent for service)

Registrant’s telephone number, including area code:     888-468-6473

Date of fiscal year end:     December 31

Date of reporting period:     January 1, 2013 – December 31, 2013

Item 1.	Reports to Stockholders.

Annual Report

Wintergreen Fund, Inc.

Investor Class (WGRNX)

Institutional Class (WGRIX)

December 31, 2013

www.wintergreenfund.com

1-888-468-6473

Wintergreen Fund, Inc. is an open-end diversified

management investment company that seeks

capital appreciation.

To receive investor materials electronically — see inside cover

For the latest Wintergreen Fund, Inc. news and performance, scan the image on the cover with a “QR Reader” on your smartphone to visit www.wintergreenfund.com

Electronic Delivery

Wintergreen Fund, Inc., encourages shareholders to sign up for electronic delivery of investor materials. By doing so, you will receive information faster, help us reduce cost, and help us reduce the impact on the environment of producing the materials. To enroll in electronic delivery:

1.	Go to www.wintergreenfund.com

2.	Login to your account

3.	Select E-Delivery Consent from the available drop-down options, and

4.	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel the electronic delivery at any time and revert to physical delivery of your materials. Just go to www.wintergreenfund.com, perform the first three steps above, and follow the instructions for canceling electronic delivery. If you have any questions, please contact us at (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2013 (Unaudited)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 60 days of purchase are subject to a 2.00% redemption fee. As stated in the current prospectus, the Wintergreen Fund, Inc. (the “Fund”) total annual operating expense ratio for the Investor Class shares is 1.89% and for the Institutional Class is 1.64%. Since inception, certain fees were waived and/or expenses reimbursed; otherwise the Fund’s performance shown would have been lower. The S&P 500 Index (the “Index”) is a broad-based unmanaged index representing the performance of 500 widely held common stocks.

Investor Class

Performance to 12/31/2013	One Year	Five Year	Since Inception 10/17/2005
Cumulative:
Wintergreen Fund, Inc.	16.81%	103.07%	84.40%
S&P 500 Index	32.39%	128.19%	84.99%
Annualized:
Wintergreen Fund, Inc.	16.81%	15.22%	7.74%
S&P 500 Index	32.39%	17.94%	7.78%

Institutional Class

Performance to 12/31/2013	One Year	Since Inception 12/30/2011
Cumulative:
Wintergreen Fund, Inc.	17.09%	26.13%
S&P 500 Index	32.39%	53.57%
Annualized:
Wintergreen Fund, Inc.	17.09%	12.29%
S&P 500 Index	32.39%	23.89%

Converting from Investor Class to Institutional Class Shares

If the current market value of your accounts in the Investor Class is at least $100,000, you may elect to convert the accounts from Investor Class to Institutional Class shares in the Fund on the basis of relative net asset value (“NAV”). Converting from Investor Class to Institutional Class shares may not be available at certain financial intermediaries, or there may be additional costs associated with this conversion charged by your financial intermediary. There is no fee for converting accounts held directly with the Fund. Because the NAV per share of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted.

You may convert from Investor Class to Institutional Class shares by calling the Fund at (888) GOTOGREEN (888-468-6473) or your financial intermediary if you don’t have a direct account with the Fund. If the total market value of your Institutional Class shares account declines to less than $100,000 due to a redemption, we may convert your Institutional Class shares into Investor Class shares of the Fund on the basis of relative NAV. Although the total dollar value will be the same, a shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares converted. Please see “Shareholder Information” in the Fund’s prospectus. A conversion from Investor Class shares to Institutional Class shares of the Fund or from Institutional Class shares to Investor Class shares of the Fund pursuant to the preceding paragraphs should generally not be a taxable exchange for federal income tax purposes. Please contact your tax advisor or accountant to discuss your specific situation.

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (continued)

DECEMBER 31, 2013 (Unaudited)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical investment since inception, including reinvested dividends and distributions, in the Investor Class and Institutional Class of the Fund, compared with a broad-based securities market index. One cannot invest directly in an index. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for direct investment. Since inception, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Investor Class — Change in a $10,000 investment since inception

Institutional Class — Change in a $100,000 investment since inception

The performance charts do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance or for any other questions about the Fund, please call (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2013 (Unaudited)

Dear Fellow Wintergreen Fund Shareholder,

2013 seemed to be the year when the quality, valuations, and risks of businesses ceased to matter to most stock market participants. The Standard & Poor’s 500 Composite Index (“S&P 500”) rose a remarkable 32.39% for the year; this was its best return since 1997 during the run-up of the technology bubble. The ten best performing names in the S&P 500 returned an average of 161%, while carrying an average price-to-earnings multiple of 58. Among these top performers were a struggling retailer (Best Buy Co., Inc.), a recently bankrupt airline (Delta Air Lines, Inc.), a brokerage still digging itself out from the financial crisis (E*TRADE Financial Corp.), a biotechnology company (Celgene Corp.), and two poster children of a potential new internet bubble (Netflix Inc. and Facebook Inc.). We believe the extraordinary returns on securities we view as highly speculative names are a microcosm of the broader market in 2013 — market participants moving down the quality spectrum in search of returns, without regard for and understanding of risks and valuations. We believe overseas securities languished and emerging markets became the scapegoat of popular opinion.

The widespread appetite for risk has been fueled in part by years of artificially low interest rates in most developed markets around the world. When safe high-quality assets yield a fraction of one percent, it isn’t surprising to see many investors flock to high-risk, high-reward investments, be it junk bonds or speculative equities. This is exemplified by high-yield bond spreads approaching historical lows, sub-prime mortgages being bid up 17% in the past year, and speculative equities posting triple-digit gains. Classic fundamental analysis of business values, a keystone in true investing, was replaced with an insatiable desire for returns at any cost and often a failure to acknowledge the inherent risk of many investment vehicles.

There is a popular Wall Street notion that momentum trading (i.e., buying stocks that have recently risen in price solely because they have recently risen in price) allows someone to hop from trend to trend as if they are a surfer riding the crest of a wave, and that this will enable one to trade their way to wealth. This “quick and easy” approach to speculating, which has been sold to investors in a relentless media blitz accompanying the latest bull market, is seldom successful in the long-run. More often, people don’t get just wet, but financially soaked.

Rather than risk our shareholders’ money by trying to deftly hop from one market fad to another, Wintergreen Fund, Inc. (the “Fund” or “Wintergreen”) prefers to avoid the clamor of the market and explore for valuable but unloved companies all over the globe. By owning companies which operate in nearly every geography and currency in the world, at any given moment the Fund typically has exposure to some markets and sectors which are performing well and others which are not. Over long periods of time, we believe this diversity of exposure has the potential to lead to solid results for shareholders, although we of course have no control over market sentiment in the short-term. As of year-end, the Fund had approximately 60% of its equity investments in companies outside of the United States. If we consider that many of the Fund’s U.S.-listed holdings do a significant portion of their business overseas, that proportion is even higher.

Although we currently believe that having significant exposure to the growing markets of the world should lead to outsized returns over time, that was not case in 2013. Global markets were led by rallies in the U.S. and Japan in 2013, two markets where the Fund has been (and remains) underweight. Outside of the U.S. and Japan, many global markets did little in 2013. Our lack of Japanese exposure and smaller U.S. exposure

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (continued)

DECEMBER 31, 2013 (Unaudited)

relative to most other mutual funds had been positive contributors to the Fund’s performance in past years, but this trend has reversed in recent time periods. Conversely, the Fund’s significant weighting in companies with exposure to emerging markets which had driven past performance has proven to be a drag on recent returns. We will remain consistent in our approach and not let ourselves be tempted to think we can time the market and trade our way to riches. We continue to believe that while the U.S. has a bright future, the opportunities are far more appealing beyond its shorelines. We hope our shareholders rest easy knowing that as they fall asleep each night, the Fund’s investments in companies in the Far East, such as Wynn Macau Ltd. (“Wynn Macau”) and Genting Singapore plc, have historically generated cash on shareholders’ behalf, and we believe that there is potential for this to continue. When you wake up the next morning, you can smile knowing that the Swiss companies in which the Fund has invested have been hard at work for hours, selling coffee, watches, and other goods.

At Wintergreen, valuations always matter, as do the underlying economic qualities of businesses and the management teams that guide them. While the Fund’s 17.09% return for the Institutional Class shares and 16.81% return for the Investor Class shares for 2013 did not match the returns of the major indices, we believe we achieved these returns while taking less risk. First and foremost, our aim at Wintergreen is to own companies which have enduring value and have generated high returns on equity without requiring significant debt. We do not invest in “lottery ticket” companies where there is the possibility of a triple-digit return but also the very real chance that the business will prove worthless. The Fund is full of businesses with solid underlying economics, many of which are conservatively financed with net cash on their balance sheets. At the same time, the businesses we own had an average return on shareholders’ equity of 27.0% for 2013, nearly 75.8% higher than the average S&P 500 company. We understand that our shareholders have worked hard for the money entrusted with us. We strive to provide a meaningful return on that money without taking excessive risks.

The Fund’s performance in 2013 benefited from strong returns from holdings in MasterCard Inc., Class A, Wynn Macau, and Franklin Resources, Inc. Securities that underperformed included Jardine Matheson Holdings, Ltd., and positions in both Schindler Holding PC and Imperial Tobacco PLC, which were sold during the year. The Fund also utilized forward currency contracts for hedging purposes which had an overall positive impact on performance during the year.

Wintergreen believes in our long standing trifecta of:

First, a business with good or improving economics, having often generated sales and profits in multiple currencies and jurisdictions;

Second, management that is working for the benefit of all shareholders and not just for its own short-term bonus; and

Third, the desired security being available at a compelling price.

These three factors are important aspects of our analysis of underlying business value. Nearly all of Wintergreen’s investments are in companies with excellent balance sheets and conservative accounting

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (continued)

DECEMBER 31, 2013 (Unaudited)

practices, which are growing globally, and often have significant stock buyback programs. We believe these attributes stack the deck in Wintergreen’s favor.

“Risk comes from not knowing what you are doing.”

-Warren Buffett

Many people are suffering from widespread confusion in the market regarding the difference between volatility and risk. The minute-by-minute movement in stock prices that we can all see on our TV’s and smartphones is market volatility which captivates people’s attention. It is the fluctuation in market price of a security, often without a reasonable basis, and it is viewed more as entertainment than informed analysis. Volatility often reflects nothing more than the temporary mood of the market. Stock prices bounce around with the overall market, often providing investors with opportunities to buy or sell at a good price. Many people get swept away with the prevailing momentum, rather than focusing on the truly important values of the companies underlying the scrolling ticker symbols. Those market movements, however, often have little or nothing to do with risk.

Risk is meaningful, permanent, partial or total loss of capital; risk is not a temporary fluctuation in price. We believe that short-term under-performance of a portfolio of securities does not mean that investing in the portfolio is inherently risky, as long as the underlying businesses are undervalued and have strong enterprises with long-term potential. Many investors try to avoid all market volatility; Wintergreen seeks to use the volatility of the market to our shareholders’ long-term advantage.

Wintergreen is not an index fund. In fact, we believe it is about as far as one can get from an index fund in this day and age. With investments in 28 companies as of year-end, spanning from Switzerland to Canada to Hong Kong, and ranging from a microcap company to a $275 billion company, Wintergreen is a very actively managed and relatively concentrated fund. That does not mean that we are hyperactive traders; to the contrary, the Fund’s annual turnover has averaged less than 20% since its inception. We believe our shareholders are best served by assembling a collection of high quality and undervalued businesses. Once purchased, we prefer to let these businesses enjoy the prospective compounding effects of time, rather than trading in and out of them attempting to make a quick buck.

“Great minds have purposes; others have wishes.”

-Washington Irving

Nestlé SA (“Nestlé”) is an example of a high quality company which missed out on a big portion of the market’s rally in 2013. Nestlé isn’t just chocolate bars and candies, although they do own such brands as Baby Ruth, Butterfinger and Raisinets, along with SweeTarts and Gobstoppers. Nestlé is also Nescafe and Coffee-mate, Nestea, Nesquick, and Juicy Juice. In the ice cream segment, Nestlé is Edy’s, Haagen-Dazs, Dreyers, Skinny Cow, and of course Drumstick. Nestlé is also Stouffers, DiGiorno, and Lean Cuisine, along with Purina pet products and infant nutrition products such as Gerber. This is not a complete list of the Nestlé brands, but it is a good sampling that demonstrates the company’s purposeful role in feeding many people and their pets around the world every day.

Negative sentiment regarding Nestlé’s short-term revenue growth and profit margins contributed to a lackluster performance of their shares in 2013. Fear that a slow-down in emerging markets growth is

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (continued)

DECEMBER 31, 2013 (Unaudited)

permanent fails to acknowledge that there are billions of people around the world who want a better life and are now realizing they have an opportunity to more fully participate in consumer products that have long been available in the United States. Nestlé’s dividend yield, as of year-end, in the strong currency of Swiss Francs, is greater than both the current yields of one-year U.S. Treasury Bills (“U.S. T-Bills”) and the ten-year U.S. Treasury Note. Ironically, the majority of investors still favor lower-yielding fixed income investments that have almost no potential to appreciate. To combat these issues, Nestlé’s management has moved quickly to fix up or sell underperforming and non-core businesses, ranging from its Jenny Craig diet business to its share of flavoring company Givaudan. With over 40% of its revenue coming from growing emerging markets and a strong portfolio of food brands that provides the company with pricing power, we believe Nestlé will be a consistent performer for the Fund. With sentiment on Nestlé so poor, we saw a rare opportunity to initiate a position in long-dated call options on Nestlé shares at what we believe to be a very reasonable price. These options give the Fund the right, but not the obligation, to purchase Nestlé shares at any time before December 2017 at share prices of 60 and 68 Swiss Francs per share, not far from the 66.15 Swiss Francs per share where they finished trading in 2013. If Nestlé shares have even modest price appreciation by 2017, the Fund stands to reap a handsome return on the call options. Although these options carry more risk than simply owning the underlying shares, we believe the risk/reward equation is firmly in our favor in this case. Rather than let the whims of market sentiment dictate what we buy and sell, we instead aim to use this volatility to put cash to work in opportunities such as these Nestlé call options.

“Everything comes to him who hustles while he waits.”

-Thomas A. Edison

In 2013’s frenzy over ever-higher prices of speculative assets, very few investors were focused on the dollar bills lying in plain sight, waiting to be picked up at a discount. An example of this phenomenon was a classic arbitrage situation in the shares of NV Energy (“NVE”). In late May, NVE announced that it had agreed to be acquired by Berkshire Hathaway Inc. (“Berkshire”) in a $5.6 billion all cash deal. While NVE shares quickly rose to just below the acquisition price of $23.75 per share, the company stated an intention to continue to pay its dividends until the acquisition closed in several months. At a time when cash and short-term U.S. T-Bills yielded practically nothing, NVE shares offered an almost riskless 3.1% arbitrage yield.

With Berkshire standing ready with cash in hand, the only apparent risks to this arbitrage were that Berkshire could walk away from the deal or that the deal would not be approved by government regulators. Given Berkshire’s decades-long track record of seeing acquisitions through to completion and its $40 billion of available cash, we viewed the risk of them walking away as very low. We also considered regulatory approval to be extremely likely. Rather than earn 0.15% in short-term U.S. T-Bills, we deployed some of the Fund’s cash into NVE shares. When the acquisition closed on December 20th, we had realized a gain of 2.5%, including dividends, in just over six months, a nearly 5% return on an annualized basis. While that return pales in comparison to what the S&P 500 returned in 2013, we were pleased to have a low-risk “cash alternative” which offered a return far in excess of what was available from traditional cash instruments. We believe that the availability of such a rewarding arbitrage opportunity is an indication of many market participants’ preoccupation with high-risk, high-reward speculation in 2013. NVE was a classic non-correlated return opportunity; its return was completely independent of what the market was doing. When everyone is caught

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (continued)

DECEMBER 31, 2013 (Unaudited)

up in the exhilaration of a bull market, it can sometimes pay to take a close look at what has been overlooked and forgotten by others.

“A bend in the road is not the end of the road...Unless you fail to make the turn.”

-Helen Keller

Sometimes Mr. Market offers long-term investors quality assets at distressed prices. We believe that now is such a time. Negative sentiment and excessive pessimism, in our view, have been plaguing Hong Kong and China for several months. This has opened up an opportunity for the Fund to buy Sun Hung Kai Properties Ltd. (“SHK”), the largest property developer and landlord in Hong Kong, at what we believe is a substantial discount to its net asset value. SHK is not a household name in the U.S., but consider this: think about prime office buildings and desirable residential towers located in central parts of the city that are closest to you, and you’ll get a picture of SHK’s business in Hong Kong as well as Shanghai, where the company is rapidly expanding its domain. With occupancy rates for its office and retail properties close to 100%, brisk demand for its apartments marketed to the mass affluent, and a full pipeline of new projects in premier areas, we believe that SHK is a package of solid assets that is trading at an attractive discount to its underlying value. Fears about a serious slowdown in China’s economy, as well as local government efforts to cool property price increases, have fed into the negative market sentiment. Another issue that has cast a shadow over the company is the Hong Kong government’s legal action that commenced two years ago against the co-chairmen of the company, brothers Raymond and Thomas Kwok. While the day-to-day operations of the company may not have been impacted, there has been an effect on investors who speculate about the impact on the company. Our view is that this legal issue has been discounted in the share price, and what we are left to analyze is the value of SHK’s enormous property holdings. When this fog lifts – and we believe it will – we expect SHK’s discount to net asset value to narrow, with the possibility of allowing Wintergreen’s shareholders to profit from this glaring mismatch between current market price and intrinsic value.

“It is not certain that everything is uncertain.”

-Blaise Pascal

Blaise Pascal was an amazing man who lived in Europe during the 1600’s and at the age of eighteen invented a machine that was able to add and subtract. In his early thirties, he wrote a mathematical treatise that is viewed by many as the foundation for modern work on probabilities. I suspect he would be amazed to see the far reaching impact of his work in places such as Macau. Geographically, Macau is a small peninsula jutting off into the South China Sea, just west of Hong Kong. It is the only place in China where casino gaming is legal, and until 2002, all gaming in Macau was under the monopoly control of one company. 2002 marked the end of the gaming monopoly in Macau, and Wynn Resorts, Inc. (“Wynn”) was granted a license to operate a casino on the peninsula. In typical Steve Wynn fashion, the company built the highest quality casino resort in Macau; Asian gamblers flock to Wynn in large numbers. Costing approximately $1.2 billion to build, Wynn Macau has generated so much cash that it has paid shareholders over $3.3 billion in dividends since its opening in 2006, a truly incredible return on its investment.

Casino revenue in Macau has proven resilient and has grown to over $45 billion per year, nine times as large as Las Vegas. With visitation and revenue growing, Wynn Macau has embarked on an expansion plan which

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (continued)

DECEMBER 31, 2013 (Unaudited)

will approximately double the size of its operations in Macau. Given the company’s valuation, we believe we are paying a fair price for the company’s current Macau operations and getting the future expansion for free. With Steve Wynn’s established record as a first rate casino operator and shareholder-oriented CEO, we look forward to being his partner in business for a bright future.

The Chinese government has limited the number of gaming licenses in Macau to six, creating the ultimate barrier to entry for competition. With three billion people living within a five-hour flight of Macau and competition limited, we believe that Wynn Macau has the potential to richly reward shareholders in the coming years. Wynn Macau carries net cash on its balance sheet and a compelling valuation, creating what we believe is a prime example of the low-risk, high-reward investment that we continually seek for the Fund. By investing globally in places such as Macau, we believe we are increasing the probabilities of long-term returns for Wintergreen shareholders.

“Courage is grace under pressure.”

-Ernest Hemingway

The Coca-Cola Company (“Coca-Cola”) and Nestlé are examples of the world’s most valuable and enduring companies. Unlike some speculative companies whose stock prices soared last year, these two were largely ignored. With total returns for 2013 of 17% and 13% respectively (including dividends), Coca-Cola and Nestlé fell into the overlooked category. Rather than get caught up in the speculative frenzy which consumed much of the market, we used the relative weakness in Coca-Cola and Nestlé as an opportunity to add to the Fund’s positions.

In 2013, Coca-Cola was impacted by a new ‘soda tax’ in Mexico. While soda taxes make for attention grabbing headlines, we believe the underlying reality of Coca-Cola’s business is as strong as ever. Coca-Cola’s portfolio of drinks is extremely diverse in both brands and geography. In fact, of the 16 Coca-Cola brands that have over $1 billion in annual sales, only three (Coke, Sprite, and Fanta) are sugar-sweetened soft drinks. The majority of their $1 billion brands are comprised of sugar-free soft drinks, juices, teas, and waters. Beyond that, a sugar tax has been implemented in only one country, Mexico, and proposed implementation of such a tax in other countries has been met with firm resistance. While Mexico is a significant market for Coca-Cola, we believe the ultimate impact to the company’s bottom line will be muted as consumers there switch to sugar-free versions of soft drinks and other healthier Coca-Cola offerings.

Coca-Cola’s business is also affected by the volatility in emerging markets as it continues to grow its footprint globally and create shareholder value by streamlining its bottling operations in the United States and elsewhere around the world. The company has been a voracious buyer of its own stock and is in the midst of a share repurchase program totaling 500 million shares worth approximately $20 billion. We are happy to be buying shares alongside the company for a price which we believe will prove to be a bargain in the long-run.

As I wrote near the beginning of this letter, at Wintergreen we are thoughtful stewards of our shareholders’ hard-earned money. We are risk averse and believe our trifecta criteria, scrutiny of company information, and diligence are extremely important aspects to preserving and growing shareholder value. We sometimes forego the warm approval of consensus thinking. We take comfort in our belief that Wintergreen shareholders have the potential to grow wealthier over time because of our disciplined approach and diligent analysis. This is an

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (concluded)

DECEMBER 31, 2013 (Unaudited)

exceptional time; we are finding quality assets priced at meaningful discounts with compelling long-term prospects.

Thank you. We appreciate your continued interest and investment in Wintergreen Fund, Inc.

Sincerely,

David J. Winters, CFA

Portfolio Manager

IMPORTANT INFORMATION

The Fund is subject to several risks, any of which could cause an investor to lose money. Please review the prospectus for a complete discussion of the Fund’s risks which include, but are not limited to, the following: possible loss of principal amount invested, stock market risk, interest rate risk, income risk, credit risk, currency risk, and foreign/emerging market risk. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets. Short sale risk is the risk that the Fund will incur an unlimited loss if the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. In light of these risks, the Fund may not be suitable for all investors.

The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index. Price to earnings ratio is the valuation of a company’s current share price relative to company earnings. Dividend yield discussed does not represent the Fund’s yield.

The views contained in this report are those of the Fund’s portfolio manager as of December 31, 2013, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process and strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

WINTERGREEN FUND, INC.

PORTFOLIO PROFILE

DECEMBER 31, 2013 (Unaudited)

% of Net Assets by Country

Sector	% of Net Assets
Consumer Discretionary	28.8%
Consumer Staples	22.4%
Financials	15.8%
Information Technology	9.0%
Industrials	7.8%
Energy	6.9%
Materials	0.8%
Short-Term Investments & Liabilities in Excess of Other Assets	8.5%

Top Ten Holdings*
Issuer	% of Net Assets
Jardine Matheson Holdings Ltd.	7.0%
Swatch Group AG, Br	7.0%
Berkshire Hathaway Inc., Class B	6.2%
Franklin Resources Inc.	6.1%
MasterCard Inc., Class A	6.0%
Compagnie Financiere Richemont SA	5.9%
British American Tobacco plc	5.6%
Reynolds American, Inc.	4.8%
Wynn Macau Ltd.	4.7%
Canadian Natural Resources Ltd.	4.6%

*	Excludes short-term investments.

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year:

	Investor Class

	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
NET ASSET VALUE, Beginning of Year	$15.10	$14.09		$14.01	$11.57	$8.73

INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.03	0.02		0.02	(0.03)	(0.00	)(b)
Net realized and unrealized gain on investments, securities sold short, and foreign currency transactions	2.51	1.04		0.06 (c)	2.47	2.86

Total from Investment Operations	2.54	1.06		0.08	2.44	2.86

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.04)	(0.05)		—	—	(0.02)

Total Distributions to Shareholders	(0.04)	(0.05)		—	—	(0.02)

Redemption fees(a)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)

NET ASSET VALUE, End of Year	$17.60	$15.10		$14.09	$14.01	$11.57

TOTAL RETURN	16.81%	7.51%		0.57%	21.09%	32.78%
RATIOS/ SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$1,274,770	$1,274,139		$1,496,795	$1,435,107	$1,031,437
Ratios to Average Net Assets:
Net investment income (loss)	0.19%	0.17%		0.13%	(0.22)%	(0.03)%

Expenses, excluding borrowing and dividend expense	1.85%	1.89%		1.86%	1.89%	1.94%
Borrowing expense	—%	0.00	%(d)	—%	—%	—%

Total Expenses	1.85%	1.89%		1.86%	1.89%	1.94%

PORTFOLIO TURNOVER RATE	12%	14%		15%	12%	11%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)	Net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended December 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s Investor Class shares in relation to fluctuating market values of the Fund’s portfolio.
(d)	Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)

These financial highlights reflect selected data for a share outstanding throughout each period:

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012		December 30, 2011^ through December 31, 2011
NET ASSET VALUE, Beginning of Period	$15.09	$14.09		$14.09

INVESTMENT OPERATIONS
Net investment income(a)	0.07	0.06		—
Net realized and unrealized gain on investments, securities sold short, and foreign currency transactions	2.51	1.03		—

Total from Investment Operations	2.58	1.09		—

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)	(0.09)		—

Total Distributions to Shareholders	(0.08)	(0.09)		—

Redemption fees(a)	0.00 (b)	0.00	(b)	—

NET ASSET VALUE, End of Period	$17.59	$15.09		$14.09

TOTAL RETURN	17.09%	7.72%		—%
RATIOS/ SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$474,135	$340,462		$100
Ratios to Average Net Assets:
Net investment income	0.41%	0.41%		—%

Expenses, excluding borrowing and dividend expense	1.63%	1.64%		—%
Borrowing expense	—%	0.00	%(c)	—%

Total Expenses	1.63%	1.64%		—%

PORTFOLIO TURNOVER RATE	12%	14%		—%

^	The Institutional Class inception date is December 30, 2011.
(a)	Calculated based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS

DECEMBER 31, 2013

Industry

Security Description	Country	Shares	Cost	Fair Value

Common Stocks —91.2%

Beverages — 4.4%
The Coca-Cola Company	United States	1,850,653	$60,585,747	$76,450,475

Capital Markets — 6.1%
Franklin Resources Inc.	United States	1,835,346	58,912,579	105,954,525

Chemicals — 0.8%
Syngenta AG, Reg	Switzerland	34,321	13,454,918	13,666,072

Diversified Financial Services — 6.5%
Berkshire Hathaway Inc., Class B(a)	United States	911,834	69,782,388	108,107,039
BM&F Bovespa SA	Brazil	1,163,752	8,066,288	5,455,588

			77,848,676	113,562,627

Food Products — 3.6%
Nestlé SA, Reg	Switzerland	857,976	34,589,299	62,805,709

Hotels, Restaurants & Leisure — 14.0%
Galaxy Entertainment Group Ltd.(a)	Hong Kong	714,822	5,887,646	6,411,394
Genting Bhd	Malaysia	5,619,312	12,993,027	17,601,631
Genting Malaysia Bhd	Malaysia	32,978,494	39,348,961	44,098,856
Genting Singapore plc	Singapore	44,336,109	47,941,917	52,523,858
SJM Holdings Ltd.	Hong Kong	12,857,240	32,676,699	43,110,047
Wynn Macau Ltd.	Macau	17,970,375	51,573,470	81,459,149

			190,421,720	245,204,935

Industrial Conglomerates — 7.0%
Jardine Matheson Holdings Ltd.	Hong Kong	2,343,229	54,353,386	122,574,309

Internet Software & Services — 1.9%
Google Inc., Class A(a)	United States	30,094	16,460,522	33,726,647

IT Services — 7.0%
Cielo SA	Brazil	622,970	12,787,354	17,335,162
MasterCard Inc., Class A	United States	126,497	34,446,647	105,683,183

			47,234,001	123,018,345

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2013

Industry

Security Description	Country	Shares	Cost	Fair Value

Metals & Mining — 0.1%
Witwatersrand Consolidated Gold Resources Ltd.(a)	South Africa	872,691	$15,233,090	$890,161

Oil, Gas & Consumable Fuels — 6.9%
Birchcliff Energy Ltd.(a)	Canada	5,905,042	48,514,127	40,413,891
Canadian Natural Resources Ltd.	Canada	2,361,959	77,625,801	79,914,150

			126,139,928	120,328,041

Real Estate Management & Development — 3.3%
Consolidated-Tomoka Land Co.(b)	United States	1,232,334	54,951,483	44,721,401
Sun Hung Kai Properties Ltd.	Hong Kong	1,025,059	14,965,430	13,001,116

			69,916,913	57,722,517

Road & Rail — 0.7%
Union Pacific Corp.	United States	78,213	11,603,352	13,139,784

Textiles, Apparel & Luxury Goods — 14.7%
Compagnie Financiere Richemont SA	Switzerland	1,038,288	39,704,782	103,357,406
Swatch Group AG, Br	Switzerland	184,025	49,220,292	121,610,602
Swatch Group AG, Reg	Switzerland	288,249	24,337,394	32,442,352

			113,262,468	257,410,360

Tobacco — 14.2%
Altria Group Inc.	United States	1,620,611	47,434,682	62,215,256
British American Tobacco plc	United Kingdom	1,834,526	56,445,118	98,367,146
Gudang Garam Tbk PT	Indonesia	1,358,779	4,551,218	4,689,295
Reynolds American Inc.	United States	1,673,242	60,709,206	83,645,368

			169,140,224	248,917,065

Total Common Stocks			1,059,156,823	1,595,371,572

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2013

Industry

Security Description	Country	Warrants	Cost		Fair Value

Warrants — 0.1%
Genting Bhd(a) Expiration Date: 12/18/18, Exercise Price: MYR 7.96	Malaysia	1,404,828	$641,279		$1,342,425

Purchased OTC Call Options — 0.2%		Contracts
Nestlé SA, Reg(a)
Expiration: December 2017, Exercise Price: CHF 60	Switzerland	198,149	1,992,567		1,894,749
Expiration: December 2017, Exercise Price: CHF 68	Switzerland	325,120	1,988,910		1,796,807

			3,981,477		3,691,556

Short-Term Investments — 9.0%

U.S. Treasury Obligations — 9.0%		Principal
United States Treasury Bills	United States
Maturity Date: 10/16/2014, Yield to Maturity 0.10%		$19,935,000	19,918,668		19,924,076
Maturity Date: 11/13/2014, Yield to Maturity 0.12%(c)		128,540,000	128,408,728		128,431,769
Maturity Date: 12/11/2014, Yield to Maturity 0.12%		8,150,000	8,140,862		8,141,361

Total U.S. Treasury Obligations			156,468,258		156,497,206

Total Short-Term Investments			156,468,258		156,497,206

Total Investments — 100.5%			$1,220,247,837	*	$1,756,902,759

Liabilities in Excess of Other Assets — (0.5)%					(7,997,294)

Net Assets — 100.0%					$1,748,905,465

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated Issuer. See Note 5.
(c)	All or a portion of this security was segregated for forward currency contracts.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2013

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, and is unaudited.

Selected Abbreviations

Br	Bearer
CHF	Swiss Franc
MYR	Malaysian Ringgit
OTC	Over-the-Counter
Reg	Registered

*	Cost for Federal income tax purposes is $1,220,247,837 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$591,917,575
Gross Unrealized Depreciation	(55,262,653)

Net Unrealized Appreciation	$536,654,922

FORWARD CURRENCY CONTRACTS

As of December 31, 2013, the Fund had the following forward currency contracts outstanding:

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)

To sell:
35,850,000 CAD	1/21/2014	SVEN	$34,755,211	$33,731,321	$1,023,890
14,300,000 CAD	4/30/2014	SVEN	13,817,560	13,422,441	395,119
4,400,000 CAD	8/5/2014	SVEN	4,186,290	4,120,309	65,981
8,800,000 CAD	9/10/2014	CITI	8,229,683	8,233,632	(3,949)

Net Value of CAD Contracts			60,988,744	59,507,703	1,481,041

To sell:
76,000,000 CHF	4/30/2014	CITI	81,982,687	85,283,061	(3,300,374)
104,000,000 CHF	6/24/2014	SVEN	114,495,203	116,767,997	(2,272,794)
To buy:
37,400,000 CHF	6/24/2014	SVEN	(41,938,830)	(41,991,568)	52,738

Net Value of CHF Contracts			154,539,060	160,059,490	(5,520,430)

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (concluded)

DECEMBER 31, 2013

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
18,500,000 GBP	3/13/2014	CITI	$28,806,350	$30,619,710	$(1,813,360)
16,400,000 GBP	9/10/2014	CITI	26,720,028	27,097,552	(377,524)
To buy:
5,500,000 GBP	3/13/2014	CITI	(8,419,400)	(9,103,157)	683,757

Net Value of GBP Contracts			47,106,978	48,614,105	(1,507,127)

To sell:
21,800,000 NOK	4/11/2014	SVEN	3,480,232	3,580,671	(100,439)
To buy:
21,800,000 NOK	4/11/2014	SVEN	(3,641,587)	(3,580,671)	(60,916)

Net Value of NOK Contracts			(161,355)	—	(161,355)

To sell:
23,400,000 SGD	4/30/2014	SVEN	18,508,997	18,544,519	(35,522)
8,750,000 SGD	6/24/2014	SVEN	6,994,377	6,935,256	59,121

Net Value of SGD Contracts			25,503,374	25,479,775	23,599

Net Value of Outstanding Forward Currency Contracts			$287,976,801	$293,661,073	$(5,684,272)

Currencies:
CAD	= Canadian Dollar
CHF	= Swiss Franc
GBP	= British Pound
NOK	= Norwegian Krone
SGD	= Singapore Dollar
USD	= U.S. Dollar

Counterparties:
CITI	= Citibank, N.A.
SVEN	= Svenska Handelsbanken

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

ASSETS
Investments in securities, at fair value:
Unaffiliated issuers (Cost $1,165,296,354)	$1,712,181,358
Affiliated issuers (Cost $54,951,483)	44,721,401

Investments in securities, at fair value (Cost $1,220,247,837)		1,756,902,759
Cash		644
Unrealized gain on forward currency contracts		2,280,606
Receivables:
Investment securities sold		10,209,940
Currency receivable		3,413,227
Fund shares sold		2,655,579
Interest and dividends		2,561,735
Prepaid expenses		138,653

TOTAL ASSETS		1,778,163,143

LIABILITIES
Unrealized loss on forward currency contracts		7,964,878
Payables:
Investment securities purchased		12,789,233
Currency payable		3,418,016
Fund shares redeemed		1,775,292
Dividend withholding tax		66,706
Accrued Liabilities:
Investment advisory fees		2,244,075
Distribution fees		662,396
Compliance services fees		18,870
Directors’ fees and expenses		1,954
Other expenses		316,258

TOTAL LIABILITIES		29,257,678

NET ASSETS		$1,748,905,465

COMPONENTS OF NET ASSETS
Paid-in capital		1,418,480,987
Undistributed net investment income		1,972,126
Net realized loss on investments, foreign currency transactions and forward currency contracts		(202,531,942)
Net unrealized appreciation (depreciation) on:
Investments		536,654,922
Foreign currency translations and forward currency contracts		(5,670,628)

NET ASSETS		$1,748,905,465

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
INVESTOR CLASS
Based on net assets of $1,274,770,466 and 72,425,973 shares outstanding (500,000,000 shares authorized)		$17.60

INSTITUTIONAL CLASS
Based on net assets of $474,134,999 and 26,952,144 shares outstanding (500,000,000 shares authorized)		$17.59

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME
Dividend income (Net of foreign withholding tax of $2,294,726)	$35,813,599
Interest income	201,267
Dividend income from affiliated issuer	73,940

Total Investment Income	36,088,806

EXPENSES
Investment advisory fees	26,517,071
Distribution fees — Investor Class	2,854,568
Transfer agency fees	532,153
Administrator fees	443,441
Custodian fees	273,966
Compliance services fees	220,114
Professional fees	187,645
Directors’ fees and expenses	175,624
Accounting fees	166,690
Miscellaneous expenses	335,840

Total Expenses	31,707,112

NET INVESTMENT INCOME	4,381,694

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized Gain on:
Unaffiliated investments	84,272,300
Foreign currency transactions and forward currency contracts	560,997

Net Realized Gain	84,833,297

Net Increase (Decrease) in Unrealized Appreciation/Depreciation on:
Unaffiliated investments	173,766,670
Affiliated investments	6,506,724
Foreign currency translations and forward currency contracts	(255,377)

Net Increase in Unrealized Appreciation	180,018,017

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	264,851,314

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$269,233,008

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
OPERATIONS
Net investment income	$4,381,694	$3,314,680
Net realized gain on investments, securities sold short, foreign currency transactions and forward currency contracts	84,833,297	19,977,359
Net change in unrealized appreciation on investments, foreign currency translations, forward currency contracts and securities sold short	180,018,017	87,701,642

Increase in Net Assets Resulting from Operations	269,233,008	110,993,681

DISTRIBUTIONS TO SHAREHOLDERS FROM — INVESTOR CLASS
Net investment income	(2,743,412)	(4,122,497)
DISTRIBUTIONS TO SHAREHOLDERS FROM — INSTITUTIONAL CLASS
Net investment income	(2,307,201)	(1,957,173)

Total Distributions to Shareholders	(5,050,613)	(6,079,670)

CAPITAL SHARE TRANSACTIONS — INVESTOR CLASS(1)(2)
Proceeds from sales of shares	207,378,728	303,951,736
Proceeds from reinvestment of distributions	2,414,360	3,545,849
Cost of redemption of shares	(410,910,482)	(619,985,912)
Redemption fees	37,927	140,686

Net Decrease in Net Assets from Capital Share Transactions — Investor Class	(201,079,467)	(312,347,641)

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS(1)(2)
Proceeds from sales of shares	237,938,743	366,520,391
Proceeds from reinvestment of distributions	1,989,844	1,609,727
Cost of redemption of shares	(168,730,876)	(42,992,945)
Redemption fees	3,963	2,184

Net Increase in Net Assets from Capital Share Transactions — Institutional Class	71,201,674	325,139,357

Increase In Net Assets	134,304,602	117,705,727
NET ASSETS
Beginning of Year	1,614,600,863	1,496,895,136

End of Year (includes accumulated undistributed net investment income of $1,972,126 and $1,937,170, respectively)	$1,748,905,465	$1,614,600,863

SHARE TRANSACTIONS — INVESTOR CLASS(1)(2)
Sale of shares	12,658,196	20,823,168
Reinvestment of distributions	140,044	233,280
Redemption of shares	(24,769,468)	(42,875,055)

Decrease in Shares — Investor Class	(11,971,228)	(21,818,607)

SHARE TRANSACTIONS — INSTITUTIONAL CLASS(1)(2)
Sale of shares	14,362,005	25,382,438
Reinvestment of distributions	115,487	105,973
Redemption of shares	(10,085,667)	(2,935,189)

Increase in Shares — Institutional Class	4,391,825	22,553,222

(1)

For the year ended December 31, 2013, exchanges between the Investor and Institutional Classes resulted in 4,272,356 shares and $70,942,620 reported in redemptions for the Investor Class and 4,268,160 shares and $70,942,620 reported in subscriptions for the Institutional Class.

(2)

For the year ended December 31, 2012, exchanges between the Investor and Institutional Classes resulted in 18,292,427 shares and $263,691,701 reported in redemptions for the Investor Class and 18,290,497 shares and $263,691,701 reported in subscriptions for the Institutional Class.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Note 1. Organization

Wintergreen Fund, Inc. (the “Fund”) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Fund was organized as a Maryland corporation on May 5, 2005 and the Investor Class inception date was October 17, 2005. The Institutional Class inception date was December 30, 2011. The Institutional Class shares do not have a distribution fee (see Note 3). The Fund is authorized to issue 500,000,000 shares of beneficial interest with $0.001 per share par value of Investor Class shares and 500,000,000 shares of beneficial interest with $0.001 per share par value of Institutional Class shares. The Fund seeks capital appreciation and may invest a substantial portion of its assets in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

Note 2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — The Fund calculates the net asset value per share of each class on each business day the New York Stock Exchange (“NYSE”) is open, as of the close of the NYSE (normally 4:00 pm Eastern Time). Long and short portfolio securities traded or dealt on one or more securities exchanges (whether domestic or foreign) and not subject to restrictions against resale shall be valued 1) at the last quoted sale price for securities that are traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) or, in the absence of a sale, 2) at the mean of the last bid and ask prices, except for open short positions, which are valued at the last ask price. For securities traded or dealt on more than one exchange, or on the over-the-counter (“OTC”) market, quotations from a securities market in which the security is traded are used. For an option, the last reported sale price on an exchange or board of trade on which the option is traded shall be used. In the absence of a sale, the mean between the highest bid and lowest asked prices at the close of the exchanges and/or board of trade on which the option trades shall be used. Securities not traded or dealt on any securities exchange for which OTC market quotations are readily available generally shall be valued at the mean of the current bid and ask prices. Derivatives (including OTC options) not traded or dealt on any securities exchange for which market quotations are readily available or are determined to be unreliable, shall be valued by an independent pricing agent. Money market instrument investments with less than 60 days to maturity are valued at amortized cost, which approximates fair value.

U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued using dealer quotations.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Securities are valued at fair value, in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”), and carried out by the appointed Valuation Committee, when 1) market quotations are insufficient or not readily available; 2) prices or values available do not represent fair value in the judgment of the Fund’s Investment Manager (as defined in Note 3); or 3) securities are determined to be illiquid. As of December 31, 2013, the Fund did not hold any illiquid securities or securities valued at fair value by the Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. The three levels defined by the hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities.

Pursuant to the Fund’s security valuation procedures noted previously, equity securities, which includes options and warrants, (foreign or domestic) that are actively traded on a securities exchange are valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Foreign currencies that are actively traded are fair valued based on the unadjusted quoted price from the applicable market, and to the extent valuation adjustments are not applied to these balances, they are categorized as Level 1. Forward currency contracts are fair valued using various inputs and techniques, which include actual trading information, and foreign currency exchange rates. To the extent that these inputs are observable and timely, the fair values of forward currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC options valued by an independent pricing agent are classified as Level 2 investments. Investments for which there are no such quotations, or for which quotations do not appear to represent fair value, are valued at fair value using methods determined in good faith by the Valuation Committee. These fair valuations may be categorized as Level 2 or Level 3, depending on the valuation inputs.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

The following table summarizes the valuation of the Fund’s assets and liabilities under the fair value hierarchy levels as of December 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,595,371,572	$—	$—	$1,595,371,572
Warrants*	1,342,425	—	—	1,342,425
Equity Risk Exposure:
Purchased OTC Call Options*	—	3,691,556	—	3,691,556
Short-Term Investments*	—	156,497,206	—	156,497,206

Total Investments in Securities	$1,596,713,997	$160,188,762	$—	$1,756,902,759

Foreign Exchange Risk Exposure:
Forward Currency Contracts^	$—	$2,280,606	$—	$2,280,606

Liabilities
Foreign Exchange Risk Exposure:
Forward Currency Contracts^	$—	$7,964,878	$—	$7,964,878

*	Please refer to the Statement of Investments for further breakout of each security by country and industry type.

^	Forward currency contracts are valued at the unrealized appreciation (depreciation) on the instruments.

The Fund’s policy is to disclose transfers between all levels based on valuations at the end of the reporting period. As of December 31, 2013, there were no transfers made between levels compared to the valuation input levels on December 31, 2012. The Fund did not invest in any Level 3 securities during the year.

Security Transactions, Investment Income, and Realized Gain/Loss — Security transactions are accounted for on trade date plus one (trade date on calendar quarter end dates). Dividend income is recorded on the ex-dividend date and is recorded net of unrecoverable withholding tax. Interest income and expenses are recorded on an accrual basis. Identified cost of investments sold is used to determine the realized gain and loss for both financial statement and Federal income tax purposes.

Foreign Currencies — Foreign currency amounts are translated into U.S. dollars based on the foreign exchange rate in effect generally at the close of the NYSE (normally 4:00 pm Eastern Time) on the date of valuation. If the foreign exchange rate in effect at the close of the NYSE is not available, the currency may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. The portion of the results of operations arising from changes in the foreign exchange rates on investments and the portion due to fluctuations arising from changes in the market prices of securities held are not isolated. Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency transactions in the Statement of Operations.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Restricted Securities — The Fund may invest in restricted debt and equity securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. To the extent the Fund purchases securities which are restricted as to resale, the Fund may incur additional risks and costs. Restricted securities may be particularly difficult to value, their disposition may require greater effort and expense than that of more liquid securities, and the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities to the public. These securities are typically purchased under Rule 144A of the Securities Act of 1933. As of December 31, 2013, the Fund did not hold any restricted securities.

Forward Currency Contracts — During the year ended December 31, 2013, the Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts as measured by the difference between the forward rates at the dates of entry into the contracts and the forward rates at the reporting date is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

Securities Sold Short — The Fund may sell a security short to, among other things, increase investment returns based on the anticipation of a decline in the fair value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price in the future at the time of replacement. The price may be higher or lower than the price at which the Fund sold the security.

The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. A gain, limited to the difference between the replacement price and the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, holding cash and/or long securities to sufficiently cover its short position on a daily basis. Gross income received on the investments in the segregated account is applied to the relevant income account and gross expenses, related to the borrowing expense on securities sold short charged by the broker for entering into the short position, is labeled borrowing expense on securities sold short on the Fund’s Statement of Operations. As of December 31, 2013, the Fund did not have any short positions, and the Fund did not sell any securities short during the year.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Option Transactions — The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The Fund may write call and put options. When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distribution will vary, and there is no guarantee the Fund will pay either income or capital gain distributions. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. The Fund records distributions on its books on the ex- dividend date. For the year ended December 31, 2013, the Investor Class paid $0.04 per share and the Institutional Class paid $0.08 per share.

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its net taxable income. Therefore, no Federal income or excise tax provision is required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund files U.S. Federal, Maryland State, and New Jersey State tax returns. Tax years 2010-2013 generally remain subject to examination by the Fund’s major tax jurisdictions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest and penalties.

Contractual Obligations —The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts. Fund management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Redemption Fee — The Fund will generally charge a redemption fee of 2.00% of the net asset value of shares redeemed if the shares are sold within 60 calendar days of purchase. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is reflected as paid-in capital on the Fund’s Statement of Asset and Liabilities.

Income and Expense Allocation — Each class of shares for the Fund has identical rights and privileges, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares, except with respect to the Rule 12b-1 distribution fees paid by the Investor Class shares. The Institutional Class shares do not have a distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Use of Estimates — These financial statements are prepared in accordance with GAAP, which requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual amounts could differ from those estimates.

Note 3. Investment Advisory Fees, Servicing Fees, and Other Fees and Expenses

Investment Manager — Wintergreen Advisers, LLC (the “Investment Manager”) is the investment manager to the Fund. Pursuant to an Investment Advisory Agreement, the Investment Manager receives an investment advisory fee from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Administration and Other Services — US Bancorp Fund Services, LLC (“USBFS”) provides administration, portfolio accounting, and transfer agency services to the Fund. USBFS is paid customary fees for its services, pursuant to agreements between USBFS and the Fund.

Distribution — Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Investment Manager, USBFS, or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund reimburses the Distributor for fees paid to various financial institutions, including the Investment Manager, for distribution and shareholder services rendered to the Fund in an amount up to 0.25% of the average daily net assets of the Investor Class shares.

Other Service Providers — Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides the Fund with a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, Anti-Money Laundering Officer, and Identity Theft Prevention Officer, as well as additional compliance support functions. The Principal Executive Officer is a control affiliate and officer of the Distributor. Neither the Distributor, FCS, nor any of their officers or employees who serves as an officer of the Fund, has a role in determining the Fund’s investment policies or which securities are to be purchased or sold by the Fund. FCS is paid customary fees for its services pursuant to an agreement between FCS and the Fund regarding such services.

Citibank, N.A. is the custodian of the Fund and is paid customary fees for its services.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Fund Officers and Directors — Certain officers of the Fund may also be directors, officers, or employees of the Investment Manager, USBFS, the Distributor, or FCS, and during their terms of office, receive no compensation from the Fund other than the aforementioned customary fees.

The Fund pays each current independent Board member $40,000 per year. In addition, Board members are reimbursed by the Fund for expenses incurred in connection with attending board meetings and educational seminars.

Note 4. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments and U.S. government obligations were $199,214,585 and $326,960,174, respectively, for the year ended December 31, 2013.

Note 5. Affiliated Issuers

Under section 2(a)(3) of the Act, an investment company is defined as being an affiliated person of a company if it owns five percent or more of a company’s outstanding voting stock.

Investments in affiliated companies for the Fund as of December 31, 2013, are shown below:

Name of issuer	Number of shares held at December 31, 2012	Gross additions	Gross reductions	Number of shares held at December 31, 2013	Fair value at December 31, 2013	Investment income	Realized gain/ loss
Consolidated — Tomoka Land Co.	1,232,334	—	—	1,232,334	$44,721,401	$73,940	$—

Note 6. Disclosures about Investment Risks and Hedging Activities

The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic stability; and currency and interest rate and price fluctuations.

The Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks the Fund may attempt to manage through investing in derivative instruments include, but are not limited to, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Market, Counterparty, and Credit Risks — Market risk is the potential for changes in the fair value due to market changes, including interest and foreign exchange rate movements, and fluctuations in security prices. Credit risk involves the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. Credit risk is limited to amounts recorded by the Fund as assets. The

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Investment Manager is responsible for determining the value of the underlying collateral relating to a derivative instrument. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and forward currency contracts and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

Note 7. Derivative Financial Instruments

Forward Currency Contracts — A forward currency contract is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward currency contracts can help manage the risk of changes in currency exchange rates. These contracts are marked-to-market at the applicable translation rates. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward currency contracts involve a risk of loss if the Investment Manager is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward currency contract amounts and the value of the securities involved are generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the fair value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward currency contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward currency contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward currency contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Fund’s Statement of Assets and Liabilities.

Option Transactions — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”). An option grants a right (not an obligation) to buy or sell a financial instrument and is exercisable by the holder during a specified time period or at expiry. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (“OTC options”). A financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

When a fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a fund pays the current market price for the option (known as the “option premium”). A fund would ordinarily realize a gain if, during the option period, the value of the underlying

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that when a call option is purchased by a fund, the fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. If an option purchased by a fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

When a fund writes (or sells) a call option it assumes, in return for a premium, an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time on or before the expiration date. Similarly, when a fund writes (or sells) a put option it assumes, in return for a premium, an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time on or before the expiration date. A fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2013, the Fund engaged in four transactions in which 523,269 call option contracts were purchased and $3,981,477 premiums were paid. The Fund had a monthly average of 12 forward currency contracts open during the year. The Forward Currency Contracts table at the end of the Statement of Investments lists the contracts outstanding as of December 31, 2013.

The following is a summary of the location of fair value amounts of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity Risk Exposure: Purchased OTC Call Options	Investments in securities, at fair value	$3,691,556	Investments in securities, at fair value	$—

Foreign Exchange Risk Exposure: Forward Currency Contracts	Unrealized gain on forward currency contracts	$2,280,606	Unrealized loss on forward currency contracts	$7,964,878

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

The following is a summary of the location of realized gains and losses and change in unrealized appreciation and depreciation of derivative instruments on the Fund’s Statement of Operations for the year ended December 31, 2013:

Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Location Of Gain (Loss) On Derivatives Recognized In Income	Net Realized Gain	Net Decrease In Unrealized Appreciation/ Depreciation
Equity Risk Exposure: Purchased OTC Call Options	Net increase (decrease) in unrealized appreciation/depreciation on: unaffiliated investments	$—	$(289,921)

Foreign Exchange Risk Exposure: Forward Currency Contracts	Net realized and unrealized gain (loss) on foreign currency transactions and forward currency contracts	$934,357	$(240,517)

Note 8. Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements (“MNA’s”), which govern the terms of certain transactions with select counterparties. The MNA’s allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The MNA’s also specify collateral posting arrangements at pre-arranged exposure levels. Under the MNA’s, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant MNA with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of MNA.

OFFSETTING FINANCIAL ASSETS AND DERIVATIVE ASSETS

Description	Gross amounts of recognized assets	Gross amounts offset in the statement of financial position	Net amounts of assets presented in the statement of financial position	Gross amounts not offset in the statement of financial position			Net Amount
				Financial instruments available for offset	Financial instruments collateral received*	Cash collateral received*
Derivatives	$5,972,162	—	$5,972,162	$(5,972,162)	—	—	—

OFFSETTING FINANCIAL LIABILITIES AND DERIVATIVE LIABILITIES

Description	Gross amounts of recognized liabilities	Gross amounts offset in the statement of financial position	Net amounts of liabilities presented in the statement of financial position	Gross amounts not offset in the statement of financial position			Net Amount
				Financial instruments available for offset	Financial instruments collateral pledged*	Cash collateral pledged*
Derivatives	$7,964,878	—	$7,964,878	$(5,972,162)	$(1,119,894)	—	$872,822

*	In some instances, the actual collateral pledged/received may be more than amount shown.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Note 9. Federal Tax Information

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary Income	$5,050,613	$6,079,670
Long-Term Capital Gain	—	—

Total Distributions Paid	$5,050,613	$6,079,670

At December 31, 2013, the components of accumulated gains and losses for income tax purposes were as follows:

Unrealized Appreciation	Capital and Other Losses	Total
$536,654,922	$(206,230,444)	$330,424,478

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during post-enactment taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

At December 31, 2013, the Fund had pre-enactment net capital losses for income tax purposes as shown in the following table:

Expires December 31, 2017	Expires December 31, 2018
$173,830,259	$28,701,683

At December 31, 2013, the Fund deferred, on a tax basis, post October losses of $3,735,745 of currency. The Fund may distribute non-capital gain income to shareholders resulting in a potential tax event.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2013, the reclassification for the Fund was:

Accumulated Undistributed Net Investment Income	$703,875
Accumulated Net Realized Loss	(703,820)
Paid In Capital	(55)

For the year ended December 31, 2013, the Fund utilized $84,129,477 of capital loss carryforward.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (concluded)

DECEMBER 31, 2013

Note 10. Other Information

On December 31, 2013, one shareholder account held approximately 39% of the outstanding shares of the Investor class and 27% of the outstanding shares of the Institutional Class. These are both omnibus accounts held on behalf of several thousand underlying shareholders.

Note 11. Subsequent Events

In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Fund management has determined that there are no material events that would require disclosure in the Fund’s financial statement through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Wintergreen Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Wintergreen Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wintergreen Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 28, 2014

WINTERGREEN FUND, INC

ADDITIONAL INFORMATION

DECEMBER 31, 2013 (Unaudited)

Approval of the Continuance of the Investment Advisory Agreement

Prior to the meeting of the Directors held on September 16, 2013, the Directors met in an executive session to consider the continuance of the investment advisory agreement between the Fund and the Investment Manager (the “Advisory Agreement”). Prior to the meeting, the Directors were provided with materials, including: 1) a memorandum from Fund counsel setting out the responsibilities of the Directors in relation to approving the continuance of the Advisory Agreement, 2) a memorandum from the Investment Manager providing certain information requested by the Board pursuant to section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), such as expense information, performance information, compliance information and other information comparing the Fund to other accounts managed by the Investment Manager, 3) a memorandum and other information, including various tables reflecting the Fund’s performance, standard deviation, tax efficiency, advisory fees, expense ratio, turnover ratio and assets and flows compared to similarly situated investment companies, a list of which was compiled by an independent consultant (with some input from the Investment Manager), 4) the Investment Manager’s Form ADV Parts 1, 2A and 2B, 5) the Investment Manager’s organizational chart, 6) the Investment Manager’s compliance manual, 7) the Fund’s valuation procedures, and 8) a copy of the Advisory Agreement. Fund counsel reminded the Board that it was the duty of the Directors to request and evaluate such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant including the following:

1.	the nature, extent and quality of investment, and other services to be rendered by the Investment Manager;

2.	payments to be received by the Investment Manager from all sources in respect of the Fund;

3.	comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives;

4.	the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

5.	the Investment Manager’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Investment Manager may benefit from soft dollar arrangements;

6.	fall-out benefits which the Investment Manager and its affiliates may receive from their relationships to the Fund;

7.	information about fees charged by the Investment Manager to other clients with similar investment objectives;

8.	the professional experience and qualifications of the Fund’s portfolio manager and other senior personnel of the Investment Manager;

WINTERGREEN FUND, INC

ADDITIONAL INFORMATION

DECEMBER 31, 2013 (Unaudited)

9.	profitability of the Investment Manager; and

10.	the terms of the Advisory Agreement.

The Directors also considered their overall confidence in the integrity and competence of the Investment Manager (and Mr. Winters in particular). In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors.

The Directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the renewal of the Advisory Agreement (including their determinations that the Investment Manager should continue to be the investment adviser for the Fund and that the fees payable to the Investment Manager pursuant to the Advisory Agreement continue to be appropriate) were separately discussed by the Directors.

Nature, Extent, and Quality of Services Provided by the Investment Manager — The Directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Investment Manager, the other resources it dedicates to performing services for the Fund and the active management style of the Investment Manager. The Directors also considered the experience, reputation, and investment philosophy of Mr. Winters, the principal of the Investment Manager and portfolio manager of the Fund, noting that his investment strategy, investment style and stock selection process have remained consistent. The quality of administrative and other services, and the Investment Manager’s recent upgrades (and plans to invest additional resources) in technology and other aspects of the business, including employee training, were also considered.

The Directors concluded that the nature of the services provided by the Investment Manager continues to be satisfactory.

Investment Advisory Fees Paid by and Performance of the Fund — The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and the performance of the Fund.

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors also considered the Adviser’s performance and risk management in comparison to the Fund’s peer group, noting that the Fund’s investment

WINTERGREEN FUND, INC

ADDITIONAL INFORMATION

DECEMBER 31, 2013 (Unaudited)

style and investment strategies are not identical to the style employed by those funds. The Directors discussed, as applicable, the performance of each class of shares of the Fund over the past one-, three- and five-year periods, noting the Fund’s four-star rating from Morningstar for the five-year periods ended June 30, 2013 and August 31, 2013. The Directors noted that although the Fund underperformed its benchmark and peer group median for the one-year period, the Fund performed favorably compared to the peer group median for the three- and five-year periods and had positive returns for each of the one-, three- and five-year periods. The Directors also noted that the Fund’s standard deviation (volatility) rate is relatively low and has been lower than the respective rates of the benchmark and the peer group median for the one-, three- and five-year periods. The Directors also considered that the advisory fee was at the same level as or lower than the fees charged by the Adviser to other client accounts for which it serves as investment adviser.

In addition, the Directors discussed the Fund’s tax efficiency, noting that, compared to all of the funds in the peer group, the Fund had the lowest tax cost ratio for the three-year period. They also noted that the Fund had a lower turnover rate than the peer group median for each of the last three years, and that such lower turnover levels result in lower brokerage transaction fees and short-term capital gains (and corresponding tax costs to be paid by investors). The Directors also discussed that the average brokerage commission rate paid by the Fund was relatively low, noting the independent consultant’s view that the average rate paid by the Fund for each of the last three years was low for a global fund. In addition, the Directors noted that the Adviser increased trading efficiency by utilizing electronic trading platforms.

Possible Economies of Scale — The Directors discussed that the Fund’s total expense ratio has declined during periods of asset growth. The Directors also discussed the introduction of the Institutional Class shares of the Fund, which allows eligible investors to participate in a share class that does not collect a distribution fee. In addition, the Directors discussed whether it would be appropriate to implement breakpoints, noting that the majority of the funds in the peer group have established breakpoints. The Directors noted that the Adviser would continue to implement a management fee waiver to limit Fund expenses, and that shareholders have historically benefited from lower expense ratios when assets increase. The Directors determined that it was not necessary to implement breakpoints at this time, but noted that they would continue to consider and discuss with management the appropriateness of implementing breakpoints in the future.

Other Fund Expenses — The Directors also considered the total expense ratio of the Fund in comparison to the expenses of the funds in the peer group. In particular, the independent consultant discussed the practice of using soft dollars and its potential to make peer comparisons more difficult. The Directors noted that the Fund does not use soft dollars.

The Directors noted that 1) the expenses paid by the Fund were customary in the mutual fund industry, and additionally, the Fund is a no-load fund and as such Fund shareholders do not pay sales charges common to many other funds, and 2) the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The Directors also discussed that the Fund’s total expense ratio, excluding advisory fees, is lower than the peer group average. The Directors concluded that the Fund’s expense ratio was satisfactory.

WINTERGREEN FUND, INC

ADDITIONAL INFORMATION

DECEMBER 31, 2013 (Unaudited)

Investment Manager Profitability — The Directors noted that the Investment Manager provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Directors considered that the Investment Manager also pays all of the compensation of the officers of the Fund that are affiliated persons of the Investment Manager, pays a portion of the insurance costs, and paid the total cost of the organization of the Fund (without reimbursement). In addition, the Directors were informed that while the advisory fees received by the Adviser increased in step with the increase in Fund assets, the Adviser’s expenses increased by a material percentage. In particular, the percentage of the platform fees paid to dealers that place the Fund on their platform, paid by the Adviser increased considerably, and as the shareholder base grows, the portion of such fees paid by the Adviser shall also grow. In particular, it was noted that a significant portion of the Fund’s new sales continue to be channeled through a distribution platform. It was also noted that the Investment Manager does not receive any “fall-out” benefits commonly received by managers of mutual funds that provide, or have affiliates that provide, transfer agency, distribution or printing services to the Fund. The Directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that, based on such expenses and services, the Investment Manager’s profitability was reasonable.

Having determined that they had discussed and considered the relevant factors in determining the approval of the continuance of the Advisory Agreement, the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of any such party, unanimously approved the continuance of the Advisory Agreement.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2013 (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio and the Fund’s proxy voting record for the most recent twelve-month period ended June 30, 2013 are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473), visiting the Fund’s website at www.wintergreenfund.com, or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (“N-Q”). The Fund’s N-Q’s are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473) and/or on the SEC’s website at www.sec.gov. Copies of the Fund’s N-Q’s may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses — The first line in the following table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line in the following table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

WINTERGREEN FUND, INC

ADDITIONAL INFORMATION

DECEMBER 31, 2013 (Unaudited)

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Investor Class
Actual Return	$1,000.00	$1,095.60	$9.93
Hypothetical Return (5% return before expenses)	$1,000.00	$1,015.73	$9.55
Institutional Class
Actual Return	$1,000.00	$1,096.80	$8.61
Hypothetical Return (5% return before expenses)	$1,000.00	$1,016.99	$8.29

*	As expressed below, expenses are equal to the Investor Class annualized expense ratio of 1.88%, and the Institutional Class annualized expense ratio of 1.63%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the half-year period

Expenses	=	Fund’s Annualized Expense Ratio	X	Average Account Value Over the Period	X	Number of Days in Most Recent Fiscal Half Year
365

Householding — In an effort to decrease costs, the Fund will reduce the number of duplicate summary prospectuses, annual, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free (888) GOTOGREEN (888-468-6473) to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Qualified Dividend Income/Dividends Received Deduction — For the fiscal year ended December 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Wintergreen Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2013 was as follows:

Wintergreen Fund	100.00%

Shareholder Tax Information — The Fund distributed taxable ordinary income distributions of 0.52% that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c).

WINTERGREEN FUND, INC

ADDITIONAL INFORMATION

DECEMBER 31, 2013 (Unaudited)

Directors and Officers of the Fund

The Board is responsible for managing the Fund’s business affairs and exercising all the Fund’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. Each Director and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473).

Name, Year Born, and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Independent Directors
Nathan Adler Year Born: 1938 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Retired. Consultant to Ernst & Young from 2000-2003.	None
Bradden Backer Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director/Chairman	Since 2005	Attorney, Albrecht Backer, Labor and Employment Law, S.C., 2009- Present; Of Counsel, Friebert, Finerty & John, S.C. (law firm) 2004-2009.	None
John Y. Keffer Year Born: 1942 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Chairman, Atlantic Fund Administration, LLC (a fund services company) since 2008.	Forum Funds (registered investment company)
John Wakely Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Owner of the Angel’s Share Ltd. (luxury goods and beverage sector consultants, previously L&B Advisors) since 2003.	None
Interested Director
Joseph Bree Year Born: 1972 615 E. Michigan Street Milwaukee, WI 53202	Director	Director since 2013	Chief Financial Officer for U.S. Bancorp Fund Services, LLC since 2013; Finance Director, U.S. Bancorp Fund Services, LLC from 2007-2013.	Director, Quintillion Limited since 2013; Director, Quasar Distributors LLC since 2013.

WINTERGREEN FUND, INC

ADDITIONAL INFORMATION

DECEMBER 31, 2013 (Unaudited)

Name, Year Born, and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Officers
Richard J. Berthy Year Born: 1958 Three Canal Plaza, Suite 100 Portland, ME 04101	President	Since 2009	Chief Executive Officer, Foreside Financial Group, LLC since 2012; President, Foreside Financial Group, LLC 2008-2012;	Not Applicable
David J. Winters Year Born: 1962 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President	Since 2005	Managing Member and Chief Executive Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable
Elizabeth N. Cohernour Year Born: 1950 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President/ Secretary	Since 2005	Chief Operating Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable
Steven Graff Year Born: 1973 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2005	Business Operations and Technology, Wintergreen Advisers, LLC since 2005.	Not Applicable
Anthony DiGioia Year Born: 1974 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2006	Portfolio Operations, Wintergreen Advisers, LLC since 2005.	Not Applicable
Julie Walsh Year Born: 1972 10 High Street, Suite 302A Boston, MA 02110	Chief Compliance Officer/Anti-Money Laundering Officer	Since 2013	Managing Director, Foreside Compliance Services, LLC (May 2010 to present). Compliance Marketing Consultant, Grantham, Mayo, Van Otterloo & Co. LLC (May 2008-May 2010).	Not Applicable
Trudance L.C. Bakke Year Born: 1971 Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	Since 2009	Chief Financial Officer, Foreside Financial Group, LLC, since 2011; Director, Foreside Management Services, LLC since 2006-2011.	Not Applicable

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (concluded)

DECEMBER 31, 2013 (Unaudited)

Name, Year Born, and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Jake Ferch Year Born: 1984 615 E. Michigan Street Milwaukee, WI 53202	Vice President/Assistant Secretary	Since 2013	Assistant Vice President, U.S. Bancorp Fund Services, LLC since 2008.	Not Applicable
Kevin Graff Year Born: 1978 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Assistant Vice President	Since 2010	Portfolio Operations and Technology, Wintergreen Advisers, LLC since 2006.	Not Applicable

Privacy Policy

This is our policy as of October 2005. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information.

By adhering to the practices described below, we affirm our continuing commitment to protecting your privacy.

Collection and Use of Shareholder Information

Wintergreen Fund, Inc. and the IRA custodian (“We” or the “Fund”) collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and other personal information about you from the following sources: information you provide on applications or other forms (for example, your name, address, social security number and birthdate); information derived from your transactions with us (for example, transaction amount, account balance and account number); information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number).

Keeping Information Secure

We maintain physical, electronic, and procedural safeguards to protect your financial and other personal information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.

Limiting Access to Information

We limit access to personally identifiable information to only those with a business reason to know such information.

Use of Personal and Financial Information by Us and Third Parties

We do not sell non-public personal information about current or former customers or their accounts to any third parties, and do not disclose such information to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Those who may receive this information include the companies that provide transfer agent, technology, and administrative services, as well as the investment adviser who is an affiliate of the Fund.

Accuracy of Information

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

(Not Part of the Annual Report)

Wintergreen Fund, Inc.

FOR MORE INFORMATION

Investment Manager

Wintergreen Advisers, LLC

333 Route 46 West, Suite 204

Mountain Lakes, New Jersey 07046

Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Wintergreen Fund, Inc.

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(888) GOTOGREEN

(888-468-6473)

www.wintergreenfund.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2.	Code of Ethics.

(a) As of the end of the period, December 31, 2013, Wintergreen Fund, Inc. (the “Registrant”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

(b) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(d) There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(e) Not applicable.

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

At a regular meeting of the Board of Directors held on September 12, 2005, the Board determined that Nathan Adler, an independent Director, qualified as an “Audit Committee financial expert” to serve on the Audit Committee. At a regular meeting of the Board of Directors held on December 9, 2013, the Board determined that Mr. Adler continues to qualify as an “Audit Committee financial expert” to serve on the Audit Committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fees billed (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,000 in 2012 and $43,000 in 2013.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 $0 in 2012 and $0 in 2013.

(c) Tax Fees – The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $6,200 in 2012 and $6,600 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

2

(d) Other Fees – There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e)(1) Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Committee shall be directly responsible for the appointment, termination, compensation, and oversight of the work of the principal accountant (including resolution of disagreements between the Fund’s management and the principal accountants) and shall pre-approve all (i) audit services and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission (“SEC”) rendered to by the principal accountant to the Registrant and (ii) all permissible non-audit services rendered by the principal accountants to the Registrant’s investment adviser or its affiliates if such engagement relates to the operations and financial reporting of the Registrant.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $6,200 in 2012 and $6,600 in 2013. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers the fees paid to the auditors by the Registrant’s investment adviser and its affiliates for audit and non-audit services, to the extent applicable, when assessing the Auditor’s independence. Any services provided by the principal accountant to the Registrant or to the investment adviser requiring pre-approval were pre-approved as required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

3

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Wintergreen Fund, Inc.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date         February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date         February 24, 2014

By	/s/ Trudance L. C. Bakke
Trudance L.C. Bakke, Principal Financial Officer

Date         February 24, 2014